                         Notice of Guaranteed Delivery
                                      for

                        Tender of Shares of Common Stock
                                       of

                           J&L Specialty Steel, Inc.
                   (Not to Be Used for Signature Guarantees)

This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, par value $0.01 per share (the "Shares"), of J&L Specialty Steel, Inc., a Pennsylvania corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Harris Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase (as defined below)), or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

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
            BY MAIL               BY HAND OR OVERNIGHT DELIVERY             BY FACSIMILE
                                                                           (212) 701-7636
      Wall Street Station                 Receive Window
         P.O. Box 1023                  Wall Street Plaza               CONFIRM BY TELEPHONE
 New York, New York 10268-1023      88 Pine Street, 19th Floor             (212) 701-7624
                                     New York, New York 10005
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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Ice Acquisition Corp., a Pennsylvania corporation ("Purchaser") and a wholly owned subsidiary of Usinor, a societe anonyme organized under the laws of the Republic of France ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 12, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

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
Number of Shares:
------------------------                           --------------------------------------------

                                                   --------------------------------------------
                                                   Signature of Holder(s)
Certificate Nos. (If Applicable):

--------------------------------------------
                                                   Dated: ----------------------, 199--
                                                   Name(s) of Holders:

                                                   --------------------------------------------

                                                   --------------------------------------------
                                                   Please Type or Print
Please check box if Shares will be delivered
  by book-entry transfer to The Depository
  Trust Company:  [ ]                              --------------------------------------------
                                                   Address
                                                   Zip Code

                                                   --------------------------------------------
                                                   Area Code and Telephone Number
Account No.
----------------------------
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member in good standing in the Security Transfer Agent Medallion Signature Program or is an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to deliver to the Depositary at one of its addresses set forth above either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

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

---------------------------------------                   ---------------------------------------
Name of Firm                                              Authorized Signature

---------------------------------------                   ---------------------------------------
Address                                                   Title

---------------------------------------                    Name: ---------------------------------
Zip Code                                                   Please Type or Print

---------------------------------------                    Dated: ------------------------ , 199--
Area Code and Telephone No.
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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